Exhibit  99.7
            FINANCIAL  STATEMENTS  INDEPENDENT  AUDITORS'  REPORT
                ONLINE  TELEVISION  NETWORK  SERVICES,  INC.
                            September  20,  2000


BOARD  OF  DIRECTORS
ONLINE  TELEVISION  NETWORK  SERVICES,  INC.
San  Diego,  California


We have audited the accompanying balance sheet of ONLINE TELEVISION NETWORK SERVICES, INC. (THE COMPANY) as of September 20, 2000 and the related statements of operations, stockholders' deficit and cash flows for the period from June 1 to September 20, 2000. These financial statements are the responsibility of Online Television Network Services, Inc.'s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Online Television Network Services, Inc. as of September 20, 2000, and the results of its operations and its cash flows for the period then ended, in conformity with generally accepted accounting principles.

The Company has a limited operating history and its prospects are subject to the risks, expenses and uncertainties frequently encountered by companies in new an rapidly evolving markets for internet products and services. As discussed in
Note 9 to the financial statements, the Company has not generated sufficient revenues to achieve profitability. Failure to secure financing or its ability to generate sufficient cash flows through operations may have a material adverse impact on the Company's operations and financial position. Management's plans in regards to these matters are also described in Note 9. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.




October  27,  2000

BY:  /s/  HOOD  &  STRONG,  LLP
-------------------------------
Hood & Strong,  LLP


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
ONLINE TELEVISION NETWORK SERVICES, INC.
BALANCE  SHEET
September  20,  2000
========================================================================
ASSETS

CURRENT ASSETS:
  Receivables                                               $    53,445
  Prepaid expenses                                                2,329
------------------------------------------------------------------------

    Total current assets                                         55,774

FURNITURE AND EQUIPMENT, net                                     79,869

OTHER ASSETS                                                      7,593
------------------------------------------------------------------------

                                                            $   143,236
========================================================================


LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
  Bank overdraft                                            $     8,250
  Trade payables                                                 50,920
  Accrued expenses                                               12,036
  Capitalized lease obligation, current portion                   8,660
  Notes payable                                                 270,000
------------------------------------------------------------------------

    Total current liabilities                                   349,866
------------------------------------------------------------------------

LONG-TERM LIABILITIES:
  Capitalized lease obligation                                    2,715
------------------------------------------------------------------------

    Total liabilities                                           352,581
------------------------------------------------------------------------

STOCKHOLDERS' DEFICIT:
  Common stock, $1 par value, 1,000,000 shares authorized,
     1,000,000 shares issued and outstanding                  1,000,000
  Additional paid-in capital                                  1,486,240
  Accumulated deficit                                        (2,695,585)
------------------------------------------------------------------------

    Total stockholders' deficit                                (209,345)
------------------------------------------------------------------------
                                                            $   143,236
========================================================================


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
ONLINE  TELEVISION  NETWORK  SERVICES,  INC.
STATEMENT  OF  OPERATIONS
For the Period From June 1 to September 20, 2000
================================================

REVENUE                          $       66,629

COST OF SALES                           199,937
------------------------------------------------

GROSS PROFIT                           (133,308)
------------------------------------------------

OPERATING EXPENSES:
  Salaries and benefits                  30,651
  Professional fees                       3,194
  Office expenses                       122,035
  Other                                   5,400
------------------------------------------------
                                        161,280
------------------------------------------------
NET LOSS                         $     (294,588)
================================================


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

ONLINE  TELEVISION  NETWORK  SERVICES,  INC.
STATEMENT  OF  STOCKHOLDERS'  DEFICIT
For  the  Period  From  June  1,  to  September  20,  2000
============================================================================================
                          Number                   Additional                      Total
                        of Shares       Common      Paid-in     Accumulated    Stockholders'
                       Outstanding      Stock       Capital       Deficit         Deficit
BALANCES -
   May 31, 2000          1,000,000   $ 1,000,000   $1,452,145  $ (2,400,997)  $      51,148

  Contribution of
     capital                                           34,095                        34,095

  Net loss                                                         (294,588)       (294,588)

BALANCES -
   September 20, 2000    1,000,000   $ 1,000,000   $1,486,240  $ (2,695,585)  $    (209,345)


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
ONLINE  TELEVISION  NETWORK  SERVICES,  INC.
STATEMENT  OF  CASH  FLOWS
For  the  Period  From  June  1  to  September  20,  2000
===============================================================================
OPERATING ACTIVITIES:
  Net loss                                                           $(294,588)
  Adjustments to reconcile net loss to net cash used by operations:
    Changes in:
      Receivables                                                       28,734
      Prepaid expenses                                                    (260)
      Other assets                                                      (3,630)
      Accounts payable                                                 (13,530)
      Accrued expenses                                                 (24,853)
-------------------------------------------------------------------------------

    Net cash used by operating activities                             (308,127)
-------------------------------------------------------------------------------

INVESTING ACTIVITIES:
  Purchase of furniture and equipment                                   (4,914)
-------------------------------------------------------------------------------

    Net cash used by investing activities                               (4,914)
-------------------------------------------------------------------------------

FINANCING ACTIVITIES:
  Bank overdraft                                                         8,250
  Reductions in capital lease obligations                               (2,390)
  Proceeds from issuance of notes payable                              270,000
  Contribution of capital                                               34,095
-------------------------------------------------------------------------------

    Net cash provided by financing activities                          309,955
-------------------------------------------------------------------------------

DECREASE IN CASH AND CASH EQUIVALENTS                                   (3,086)

CASH AND CASH EQUIVALENTS, beginning of period                           3,086
-------------------------------------------------------------------------------

CASH AND CASH EQUIVALENTS, end of period                             $       0
===============================================================================


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
Notes  to  Financial  Statements  for  Online  Television Network Services, Inc.

NOTE 1 - ORGANIZATION:

               Online Television Network Services, Inc. (the Company) is a corporation organized under the laws of the State of California. The Company was founded in 1997 for the purpose of designing and managing comprehensive online benefits communication and trust administration tools for labor unions, specializing in the design and development of benefits-specific internet sites form multi-employer union pension/health and welfare trust organizations.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

               a.   Basis of Presentation:
                    ---------------------

                    The Company maintains its accounts on the accrual basis of accounting. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reported period. Actual results could differ from those estimates.

               b.   Cash and Cash Equivalents:
                    -------------------------

                    For purposes of the statement of cash flows, the Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents (of which there are none as of September 20, 2000).

               c.   Depreciation:
                    ------------

                    Fixed assets are recorded at cost. Property and equipment is depreciated on a straight-line basis over estimated useful lives ranging from three to seven years.

               d.   Revenue Recognition:
                    -------------------

                    The Company  records  revenue based upon  specific  contract
                    rates  for  website   development  and  management  services
                    rendered.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

               e.   Recently Enacted Accounting Standards:
                    -------------------------------------

                    Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income", SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information", SFAS No. 132, "employer's Disclosure about Pensions and Other Postretirement Benefits", SFAS No.133 (as amended by SFAS No. 137 and 138), "Accounting for Derivative Instruments and Hedging Activities", SFAS No. 134, "Accounting for Mortgage-Backed Securities ", and SFAS 135, "Rescission of FASB No. 75 and Technical Corrections", were recently issued. SFAS No. 130, 131, 132, 133 (as amended), 134 and 135 have no current application to the Company or their affect on the financial statements would not have been significant.

NOTE 3 - FURNITURE AND EQUIPMENT:

Furniture and equipment, at cost, is summarized as follows as of September 20, 2000:

                    Office equipment                $ 174,221

                    Furniture and fixtures             32,517

                                                      206,738

                    Less accumulated depreciation     126,867

                                                     $ 79,869

NOTE 4 - LEASE COMMITMENTS:

               The Company leases office space under an operating lease which expires May 15, 2004. Rent expense approximated $16,396 for the period ended September 20, 2000. As of September 20, 2000, future minimum lease payments, by fiscal year, are as follows:

               Year ended May 31,

                     2001                                           $     54,755
                     2002                                                 67,539
                     2003                                                 70,241
                     2004                                                  32771
               -----------------------------------------------------------------

                                                                    $    225,306
               =================================================================

NOTE 5 - INCOME TAXES:

               No provision for federal and state income taxes has been recorded because the Company has incurred net operating losses since inception. The net operating loss carry-forwards as of September 20, 2000 approximate $1,900,000. These carry-forwards will be available to offset future taxable income and expire beginning in 2012. (subject to the Internal Revenue Service and California Code Restrictions)

               Deferred income tax assets approximately $760,000 arising from such loss carryforwards have been fully reserved as of September 20, 2000.

NOTE 6 - CAPITALIZED LEASES:

               Capitalized leases bearing interest at rates ranging from 20% to 28% per annum. These leases expire between October 31 and December 31, 2001.

NOTE 7 - NOTES PAYABLE:

               At September 20, 2000 there were related party notes payable in the amount of $270,000. There is no stated interest rate on the notes. These notes have been classified as current as of September 20, 2000.

NOTE 8 - CONCENTRATION OF CREDIT RISK:

               The Company has identified its financial instruments which are potentially subject to risk. These financial instruments consist principally of cash and cash equivalents and receivables.

               During the year, the Company had significant operating cash and cash equivalents in excess of the federally insured limits. Credit risk from receivables is substantially mitigated by the Company's historically short collection periods.

NOTE 9 - BUSINESS RISKS:

               The Company has a limited operating history and its prospects are subject to the risks, expenses and uncertainties frequently encountered by companies in new and rapidly evolving markets for Internet products and services. The Company has not generated sufficient revenues to achieve profitability.

               The Company's failure to secure financing or its ability to generate sufficient cash flows through operations may have a material adverse impact on the Company's future operations and financial position. As noted in Note 10, the Company is being merged with Digital Bridge, Inc., a publicly-held company.

NOTE 10 - MERGER:

               Effective September 20, 2000 the stockholders of the Company entered into an agreement to exchange 100% of their outstanding common stock to Digital Bridge, Inc., a Nevada corporation, in a stock for stock transaction, pursuant to which the Company will be a wholly owned subsidiary of the Digital Bridge, Inc. As consideration, the stockholders received an aggregate of 3,059,500 shares of the Digital Bridge, Inc.'s stock with an estimated value of $5,545,344. The transaction is expected to be recorded as a pooling of interests The Company's financial statements reflect the balances and activity immediately prior to the above transaction.


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